                                                                   EX-99.906CERT

                    COMPASS MANAGED SECTORS VARIABLE ACCOUNT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

   I, Richard M. Hisey, certify that:

   1. The Form N-CSR (the "Report") of Compass Managed Sectors Variable Account (the "Registrant") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 25, 2003                        RICHARD M. HISEY
      --------------------------------       -----------------------------------
                                             Richard M. Hisey
                                             Treasurer (Principal Financial
                                             Officer and Accounting Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

                                                                   EX-99.906CERT

                    COMPASS MANAGED SECTORS VARIABLE ACCOUNT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

   I, John W. Ballen, certify that:

   1. The Form N-CSR (the "Report") of Compass Managed Sectors Variable Account (the "Registrant") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 25, 2003                        JOHN W. BALLEN
      --------------------------------       ------------------------------
                                             John W. Ballen
                                             President (Principal Executive
                                             Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.